UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2003

Silicon Valley Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	33-41102	91-1962278
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Item 7. Exhibits

(c) Exhibits

99.1                       Silicon Valley Bancshares final financial results for the quarter ended June 30, 2003.

Item 9. Regulation FD Disclosure

Pursuant to Item 12, Disclosure of Results of Operations and Financial Condition, Silicon Valley Bancshares (“the Company”) is furnishing as Exhibit 99.1 a copy of the Company’s final financial results for the quarter ended June 30, 2003.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILICON VALLEY BANCSHARES

Date: August 12, 2003	/s/ Donal D. Delaney
Donal D. Delaney
Controller
(Principal Accounting Officer)